GLOBAL X FUNDS
(the “Trust”)

Global X E-commerce ETF (EBIZ)

SUPPLEMENT DATED NOVEMBER 18, 2019
TO THE SUMMARY PROSPECTUS FOR THE ABOVE SERIES OF THE TRUST DATED MARCH 1, 2019, AS AMENDED AND SUPPLEMENTED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective November 18, 2019, the Annual Fund Operating Expenses table and the Expense Example information on pg. 2 is hereby deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees:	0.50%
Distribution and Service (12b-1) Fees:	None
Other Expenses:[1]	0.00%
Total Annual Fund Operating Expenses:	0.50%

1    “Other Expenses” are based on estimated amounts for the current fiscal year.

Example: The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling Shares of the Fund in the secondary market. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

One Year     Three Years

$51         $160

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE